Repligen Acquires Bioprocessing Business of Refine Technology June 3, 2014 Exhibit 99.2

Participants
• Walter Herlihy, President and CEO
• Howard Benjamin, VP Business Development
• Sondra Newman, Director Investor Relations
Safe Harbor Statement.
This presentation contains forward looking statements.  These statements are subject to risks and uncertainties which may cause our plans to change or results to vary.  In particular, unforeseen events outside of our control may adversely impact future results.  Additional information concerning these factors is discussed in our reports filed with the
Securities and Exchange Commission including recent Form 8-Ks, our most recent Annual Report on Form 10-K and our most recent Quarterly report on Form 10-Q. The forward looking statements in this presentation reflect management’s current views and may become obsolete as a result of new information, future events or otherwise.  We do not undertake any duty to update such forward looking statements, except as required by law. The industry and market data contained in this presentation are based on management’s own estimates, independent publications, government publications, reports by market research firms or other published independent sources, and, in each case, are believed by management to be reasonable estimates. Although we believe these sources are reliable, we have not independently verified the information.

Building a Best-in-Class Bioprocessing Company
• Repligen is a leading provider of innovative products that increase efficiency in the manufacture of biologic drugs
• Strong organic growth supplemented by timely strategic
acquisitions has substantially increased revenues
• Refine Technology acquisition provides:
• Profitable, complementary product line
• 15% increase in revenues
• Significant customer overlap and direct sales synergy
• Plans for continued revenue growth includes significant
commercial expansion to support enhanced product lines

Refine Technology Profile
• Refine manufactures and sells the ATF System, a filtration device that significantly increases biologic product yields in fermentation by continuously removing waste materials,
enabling cells to grow to high density
• The ATF System is the market-leading device for this
application; incorporated into several FDA-approved
manufacturing processes
• ATF products are sold to leading biopharmaceutical
manufacturers worldwide through distributors and direct
sales to several key customers
• Refine is profitable with gross margins >50%

Refine Acquisition: Financial Terms
• Definitive agreement to acquire the business of Refine
Technology for $20.5 million cash and 215,285 shares of
Repligen stock; total upfront = $24.5 million
• Deal includes future contingent payments of up to $8.75
million based on defined revenue targets
• Integration expected to be completed by Q1 2015

Benefits of the Transaction
• Increases annual product revenue by approximately 15%
• ATF System strengthens our brand and technology base
• Increases our presence in fermentation
• Multiple opportunities to drive growth:
• Increase direct sales to overlapping customer base
• Develop applications data to support product adoption
• Integrate with Repligen’s quality system
• Develop a single-use, consumable ATF product for use in
facilities designed around disposables

Used to improve cell growth
and productivity during
fermentation
Growth Factors
LONG
®
R3 IGF-1
Distributor
co-promote
to end users
Expanded
portfolio to
support
expansion of
commercial
organization
Expanded Product Portfolio
Protein A
Affinity Ligands
Affinity ligands used to
make media for monoclonal
antibody purification
Sell through
partners
Chromatography
OPUS
®
Pre-packed columns and
media used for biologic
drug purification
Sell directly
to end users

Filtration devices that
enable high density cell
growth during fermentation
ATF Systems
Sell directly
to end users*
* Supplemented by distributors in specific geographies

Expansion of Commercial Organization
• Tony Hunt, COO
• Former President of the Bioproduction business at Life
Technologies; $300M+ business
• Product lines: Gibco (fermentation) and Poros (purification)
• Increasing size of commercial organization
• Sales managers in more geographies: U.S., EU, Asia
• Technical applications and customer support
• John Bonham-Carter, Head of Sales at Refine Technology
• Increased marketing and promotion of all product lines
• Expansion to be completed by the end of 2014

Financial Guidance for 2014

2014
Previous
2014
Revised
Comment
Product Sales $52-$55M $56-$59M ATF ~$3.5-4M in H2 2014
Product Gross Margin
~53% 51%-53%
Inventory revaluation,
relocation expenses
R&D
~$5.0M ~$5.5M
ATF Single Use +$500K
SG&A
$14-$15M $15-$16M
Sales expansion,
Deal expenses
Operating Profit
$11-$13M $10-$12M
Includes $2M for licensing
Q1 2014
Net Income
$8-$10M $8-$10M
Includes $2M for licensing
Q1 2014
CAPEX
$4.5M $6M
Expand manufacturing
EOY Cash
$84-$87M $62-$66M
No debt

• Favorable acquisition of Refine Technology supports
corporate strategy and expanded market presence
• Next steps:
• Q4 2014 – Complete expansion of commercial organization
• Q1 2015 – Complete integration of Refine’s operations
• H1 2015 – Launch single-use ATF product line
• We are positioned for sustained growth within the
worldwide biologics market, particularly monoclonal
antibodies
Summary